UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
December 28, 2006
Affiliated Computer Services, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-12665 (Commission File Number)	51-0310342 (IRS Employer Identification No.)
2828 North Haskell Avenue
Dallas, Texas 75204
(Address of principal executive offices, including zip code)
(214) 841-6111
(Registrant’s telephone number including area code)
Not Applicable
(Former name or former address if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
SIGNATURES

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On November 27, 2006, Affiliated Computer Services, Inc. (the “Company”) announced the completion of the Company’s internal investigation into its historical stock option practices and the actions it is taking in response to the findings of the investigation. As a result of the internal investigation, it was determined that the accounting measurement dates used in pricing certain option grants were incorrect.
In that announcement, the Company indicated that it would be amending the exercise price of outstanding stock options to the correct accounting measurement date to avoid adverse tax consequences to individual option holders under Section 409A of the Internal Revenue Code and that all Company employees and executives (other than Mark A. King, former President and Chief Executive Officer; Warren D. Edwards, former Executive Vice President and Chief Financial Officer; and one management employee referenced in the announcement) would be reimbursed to offset any individual loss of economic benefit or tax impact related to such re-priced stock options.
The Company is not re-pricing all option grants for which accounting measurement dates were adjusted. Option grants to executives and employees will be re-priced only to the extent necessary to avoid adverse tax consequences to the individuals.
For clarification, the Company determined that the accounting measurement dates related to the option grants listed below as well as certain other of the Company’s option grants required correction under applicable accounting guidelines and, accordingly, as previously announced, the Company will incur incremental cumulative non-cash compensation expense through June 30, 2006 of approximately $51 million (exclusive of tax effects) related to these incorrect accounting measurement dates. The accounting guidelines used by the Company, with the concurrence of its independent registered public accounting firm, in determining the correct accounting measurement date for its option grants required clear evidence of final corporate action approving the option grants. Therefore, while the internal investigation did not conclude that option grant dates with respect to certain grants had been selected with hindsight, the Company nevertheless concluded in many cases that the accounting measurement dates for these grants should be adjusted because the final corporate action occurred after the original grant date. For example, as previously announced, the investigation could not conclude that the reported grant date of July 23, 2002 was selected using hindsight. However, the Company adjusted the accounting measurement date for this grant from Tuesday, July 23, 2002 to Friday, July 26, 2002 because the formal compensation committee meeting in which the grant was authorized occurred on Sunday, July 28, 2002, even though the investigation found evidence, though inconclusive, supporting contemporaneous and informal selection of the July 23, 2002 grant date. This 3-day accounting measurement date adjustment resulted in the exercise price of the grant increasing from $35.75 per share (the closing price of ACS common stock on July 23, 2002) to $37.57 per share (the closing price of ACS common stock on July 26, 2002, the last trading day preceding the formal compensation committee meeting on July 28, 2002). The July 23, 2002 option grant was re-priced to the adjusted measurement date solely to the extent required to avoid adverse tax consequences to the individual option holders under Section 409A of the Internal Revenue Code (i.e., for options under the grant which vest on or after January 1, 2005).
Effective as of December 28, 2006, the following option grants previously issued to the Company’s current named executive officers, other executive officers and former executive officers(1) have been amended as set forth below in order to re-price all or a portion of the respective option grant to the correct accounting measurement date.

				Original		Exercise
		Original	Total	Exercise	Number	Price of
		Grant	Options	Price of	of Shares	Re-priced
Name of Executive Officer	Title	Date	Granted	Options	Re-Priced	Shares
Lynn Blodgett	President and Chief Executive Officer	7/11/2000	100,000	$16.4375	20,000	$23.47
Lynn Blodgett	President and Chief Executive Officer	9/26/2001	72,000	$38.66	28,800	$44.87
Lynn Blodgett	President and Chief Executive Officer	7/23/2002	75,000	$35.75	45,000	$37.57
Harvey V. Braswell	Executive Vice President — Sales	3/21/2001	150,000	$29.525	60,000	$34.67
Harvey V. Braswell	Executive Vice President — Sales	7/23/2002	50,000	$35.75	30,000	$37.57
John M. Brophy	Former Executive Vice President	9/26/2001	200,000	$38.66	80,000	$44.87

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				Original		Exercise
		Original	Total	Exercise	Number	Price of
		Grant	Options	Price of	of Shares	Re-priced
Name of Executive Officer	Title	Date	Granted	Options	Re-Priced	Shares
John M. Brophy	Former Executive Vice President	7/23/2002	75,000	$35.75	75,000	$37.57
Thomas Burlin	Executive Vice President and Group President – Government Solutions Group	6/13/2005	100,000	$50.81	100,000	$51.83
Darwin Deason	Chairman	7/23/2002	600,000	$35.75	360,000	$37.57
William L. Deckelman, Jr.	Executive Vice President, Corporate Secretary and General Counsel	3/7/2000	50,000(2)	$15.7188	10,000	$18.06
William L. Deckelman, Jr.	Executive Vice President, Corporate Secretary and General Counsel	7/11/2000	15,000(2)	$16.4375	3,000	$23.47
William L. Deckelman, Jr.	Executive Vice President, Corporate Secretary and General Counsel	3/21/2001	25,000(2)	$29.525	10,000	$34.67
William L. Deckelman, Jr.	Executive Vice President, Corporate Secretary and General Counsel	7/23/2002	25,000(2)	$35.75	15,000	$37.57
Donald Liedtke	Former Executive Vice President	7/23/2002	50,000	$35.75	10,000	$37.57
John H. Rexford	Executive Vice President and Chief Financial Officer	7/23/2002	50,000	$35.75	30,000	$37.57

(1)	With regards to the options for the Company’s other named executive officers, as listed in the Company’s Proxy Statement filed with the Securities and Exchange Commission on October 3, 2005: (i) Mark A. King and Warren D. Edwards each entered into a Separation Agreement, each of which Separation Agreements have previously been filed with the Securities and Exchange Commission as exhibits to the Company’s Current Report on Form 8-K filed on November 27, 2006 and are incorporated by reference herein, which, among other things, modify the terms of options held by them; and (ii) Jeffrey A. Rich does not hold any Company stock options, as the Company previously purchased from Mr. Rich all options granted to him that were vested as of the date of his Agreement with the Company dated September 30, 2005.

(2)	Represents one-half of the original grant, with the other half being held for the benefit of a former spouse pursuant to a qualified domestic relations order.

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AFFILIATED COMPUTER SERVICES, INC.

Date: January 5, 2007
	By:	/s/ John H. Rexford

		Name:	John H. Rexford
		Title:	Executive Vice President and Chief Financial Officer

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